Exhibit 99.1

MAY 2023 INVESTOR PRESENTATION – NEWMONT TO ACQUIRE NEWCREST NEW MONT CORP ORATION 1 CREATING VALUE & IMPROVING LIVES THROUGH SUSTAINABLE, RESPONSIBLE MINING Newmont to Acquire Newcrest Tom Palmer, President & CEO MAY 15, 2023

MAY 2023 INVESTOR PRESENTATION – NEWMONT TO ACQUIRE NEWCREST NEW MONT CORP ORATION 2 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws and “forward-looking information” within the meaning of applicable Australian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition; and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “pending,” “preliminary,” “proposed” or “potential.” Forward-looking statements may include, without limitation, statements relating to (i) the pending transaction to acquire the share capital of Newcrest, the expected terms, timing and closing of the pending transaction, including receipt of required approvals and satisfaction of other customary closing conditions; (ii) estimates of future production, including expected annual production; (iii) estimates of future costs applicable to sales and all-in sustaining costs; (iv) estimates of future capital expenditures; (v) estimates of future cost reductions, synergies, including pre-tax synergies, savings and efficiencies, and future cash flow enhancements through portfolio optimization; (vi) expectations regarding future exploration and the development, growth and potential of Newmont’s and Newcrest’s operations, project pipeline and investments; (vii) expectations regarding future investments or divestitures, including anticipated divestitures over the next two years; (viii) expectations of future dividends and returns to shareholders; (ix) expectations of future balance sheet strength and credit ratings; (x) expectations of future equity and enterprise value; (xi) expected listing of common stock on the New York Stock Exchange, the Toronto Stock Exchange and the ASX; (xii) expectations of future plans and benefits; (xiii) expectations from the integration of Newcrest, including the combined company’s production capacity, asset quality and geographic spread. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of Newmont’s and Newcrest’s operations and projects being consistent with current expectations and mine plans, including without limitation receipt of export approvals; (iii) political developments in any jurisdiction in which Newmont and Newcrest operate being consistent with its current expectations; (iv) certain exchange rate assumptions for the Australian dollar to the U.S. dollar, as well as other the exchange rates being approximately consistent with current levels; (v) certain price assumptions for gold, copper, silver, lead and oil; (vi) prices for key supplies being approximately consistent with current levels; (vii) the accuracy of current mineral reserve, mineral resource and mineralized material estimates; and (viii) other planning assumptions. Risks relating to forward looking statements in regard to the Company’s business and future performance may include, but are not limited to, gold and other metals price volatility, currency fluctuations, operational risks, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political risk, community relations, conflict resolution governmental regulation and judicial outcomes and other risks. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of Newmont’s and Newcrest’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the pending transaction; the risk associated with Newmont’s and Newcrest’s ability to obtain the approval of the pending transaction by their shareholders required to consummate the pending transaction and the timing of the closing of the pending transaction, including the risk that the conditions to the pending transaction are not satisfied on a timely basis or at all and the failure of the pending transaction to close for any other reason; the risk that a consent or authorization that may be required for the pending transaction is not obtained or is obtained subject to conditions that are not anticipated; the outcome of any legal proceedings that may be instituted against the parties and others related to the Scheme Implementation Deed; unanticipated difficulties or expenditures relating to the pending transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; risks relating to the value of the Scheme Consideration to be issued in connection with the pending transaction; the anticipated size of the markets and continued demand for Newmont’s and Newcrest’s resources and the impact of competitive responses to the announcement of the transaction; and the diversion of management time on pending transaction-related issues. For a more detailed discussion of such risks and other factors, see Newmont’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC as well as the Company’s other SEC filings, available on the SEC website or www.newmont.com Newcrest’s most recent annual report for the fiscal year ended June 30, 2022 as well as Newcrest’s other filings made with Australian securities regulatory authorities and available on ASX (www.asx.com.au) or www.newcrest.com. Newmont is not affirming or adopting any statements or reports attributed to Newcrest (including prior mineral reserve and resource declaration) in this presentation or made by Newcrest outside of this presentation. Newcrest is not affirming or adopting any statements or reports attributed to Newmont (including prior mineral reserve and resource declaration) in this presentation or made by Newmont outside of this presentation. Newmont and Newcrest do not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this presentation, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

MAY 2023 INVESTOR PRESENTATION – NEWMONT TO ACQUIRE NEWCREST NEW MONT CORP ORATION 3 ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT This presentation is not an offer to purchase or exchange nor a solicitation of an offer to sell securities of Newmont or Newcrest nor the solicitation of any vote or approval in any jurisdiction nor shall there be any such issuance or transfer of securities of Newmont or Newcrest in any jurisdiction in contravention of applicable law. This presentation is being made in respect of the transaction involving Newmont and Newcrest pursuant to the terms of a scheme implementation deed dated May 15, 2023 (the “Scheme Implementation Deed”) by and among Newmont, Newmont Overseas Holdings Pty Ltd, an Australian proprietary company limited by shares an indirect wholly owned subsidiary of Newmont and Newcrest and may be deemed to be soliciting material relating to the transaction. In furtherance of the pending transaction and subject to future developments, Newmont will file one or more proxy statements or other documents with the Securities and Exchange Commission (“SEC”). This presentation is not a substitute for any proxy statement, the Scheme Booklet or other document Newmont or Newcrest may file with the SEC and Australian regulators in connection with the pending transaction. INVESTORS AND SECURITY HOLDERS OF NEWMONT AND NEWCREST ARE URGED TO READ THE PROXY STATEMENT(S), SCHEME BOOKLET AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTION AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING TRANSACTION AND THE PARTIES TO THE TRANSACTION. The definitive proxy statement will be mailed to Newmont stockholders. Investors and security holders may obtain a free copy of the proxy statements, the filings with the SEC that will be incorporated by reference into the proxy statement, the Scheme Booklet and other documents containing important information about the transaction and the parties to the transaction, filed by Newmont with the SEC at the SEC's website at www.sec.gov. The disclosure documents and other documents that are filed with the SEC by Newmont may also be obtained on www.newmont.com/investor-relations/default.aspx or by contacting Newmont’s Investor Relations department at Daniel.Horton@newmont.com or by calling 303-837-5484. PARTICIPANTS IN THE TRANSACTION SOLICITATION Newmont, Newcrest and certain of their respective directors and executive officers and other employees may be deemed to be participants in any solicitation of proxies from Newmont shareholders in respect of the pending transaction between Newmont and Newcrest. Information regarding Newmont’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 23, 2023 and its proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on March 10, 2023. Information about Newcrest’s directors and executive officers is set forth in Newcrest’s latest annual report dated August 19, 2022 as updated from time to time via announcements made by Newcrest on the Australian Securities Exchange (“ASX”). Additional information regarding the interests of these participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in any proxy statement and other relevant materials to be filed with the SEC in connection with the pending transaction if and when they become available.

NEWCREST ACQUISITION UNDERPINNED BY CLEAR STRATEGY

Global Megatrends

Core Capabilities

STRATEGIC SCENARIOS

STRATEGIC DRIVERS	NEWCREST PORTFOLIO	NEWMONT 2050
Responsible Gold Leadership	*Tier 1 Assets & Projects*	**Leading Portfolio of Tier 1 Assets & Projects**
Industry Consolidation	*Australia & Canada*	**World's Most Favorable Mining Jurisdictions**
Commodity Diversification	*Copper*	**Industry's Best Commodity Mix of Gold-Copper Assets**

See endnotes re the proposed Newcrest transaction and definition of Tier 1 asset.

MAY 2023 INVESTOR PRESENTATION – NEWMONT TO ACQUIRE NEWCREST

NEWMONT CORPORATION 4

NEWMONT & NEWCREST – A POWERFUL VALUE PROPOSITION

The New **SUSTAINABILITY STANDARD**

The Gold Sector's Recognized Sustainability Leader

Sharing industry-leading safety systems, processes and culture

Values-based organization driven by a clear purpose

Social engagement based on inclusion, transparency and integrity

Commitment to leading environmental practices and achieving climate goals

World-Class **PORTFOLIO**

10 Tier 1 Operations with Gold & Copper Exposure

Multi-decade low-cost production profile with growth options in gold and copper

Unique combination of low-risk regional production platforms in Australia and Canada

Targeting >$2B cash from portfolio optimization over next 24 months

Delivering **SYNERGIES**

Proven Track Record of Newmont Team & Operating Model

Value creation from scale, cost efficiencies, access to talent and technology

Productivity gains from technology, complementary ore body experience and functional excellence

$500M annual synergies identified from G&A, supply chain and Full Potential

Driving **CAPITAL ALLOCATION**

Committed to Leading Shareholder Returns

Disciplined capital allocation strategy – sustain, grow and deliver shareholder returns through dividend framework

Maintaining the industry's strongest balance sheet with flexibility throughout the commodity cycle

World-class global capital markets footprint and investor relevance

STRONGLY POSITIONED TO DELIVER SUBSTANTIAL SYNERGIES & PORTFOLIO OPTIMIZATION

See endnotes re the proposed Newcrest transaction, synergies, portfolio optimization, dividends and definition of Tier 1 asset.

MAY 2023 INVESTOR PRESENTATION – NEWMONT TO ACQUIRE NEWCREST

NEWMONT CORPORATION 5

MAY 2023 INVESTOR PRESENTATION – NEWMONT TO ACQUIRE NEWCREST NEW MONT CORP ORATION 6 2001 Founding member of ICMM 2003 Founding member of Partnering Against Corruption Initiative 2003-2004 Supporter of Extractive Industries Transparency Initiative 2004 Established Safety & Sustainability Board committee 2004 First sustainability report issued 2005 Initial signatory of the International Cyanide Management Code 2007 Appointed Company’s first Chief Sustainability Officer 2006 Named to DJSI North America Index 2007 Named to DJSI North World Index 2013 Adopted Conflict-Free Gold Standard 2013-2018 Inclusion and Diversity targets established at enterprise and regional levels 2014 Established annual public sustainability targets 2014 Diversity metrics included in personal objectives for certain Executives 2015 Early adopter of the UN Guiding Principles on Business and Human Rights Reporting Framework 2016 Sustainability and safety targets included in compensation plans 2016 First mining CEO to commit to Paradigm for Parity 2017 Initiated Fatality Risk Management program to support a fatality, injury and illness free environment 2020 Implementing Global Industry Standard on Tailings Management 2020 Committed $500M over five years toward climate change initiatives 2020 Set 2030 science-based climate targets and 2050 net zero carbon goal 2020 Sustainability report aligned to TCFD and SASB Standards 2010 Began annual CDP Climate and Water disclosures 2021 First climate strategy report issued 2021 Strategic alliance with CAT to achieve zero emissions SIGNIFICANT MILESTONES IN OUR ESG JOURNEY THE GOLD SECTOR’S RECOGNIZED SUSTAINABILITY LEADER THE GOLD SECTOR’S RECOGNIZED SUSTAINABILITY LEADER Newmont Ranked Top Gold Miner in the Dow Jones Sustainability Index for Eight Consecutive Years 2022 First tax transparency report issued

TIER 1 OPERATIONS WITH GOLD & COPPER EXPOSURE

PORTFOLIO OF TIER 1 ASSETS	STABLE MINING JURISDICTIONS	DOUBLING COPPER EXPOSURE
10	**~80%**	**+50Blbs**
~2/3 of total gold production from Tier 1 assets	*Gold production from the Americas and Australia*	*Added to Newmont's 42Blbs of copper reserves and resources**

Targeting >$2B Cash from Portfolio Optimization Over Next 24 Months

See endnotes re definition of Tier 1 asset and past performance.

**Amounts presented on an attributable basis. Reserves and resources data for Newcrest are historical reserves estimates as at June 30, 2022, sourced from Newcrest's company Annual Mineral Resources and Ore Reserves Statement, dated August 19, 2022. Newmont has been unable to update, and does not expect to be able to update, the Newcrest historical reserves estimates, prior to the completion of the Transaction. Accordingly, Newmont is not treating these historical estimates as current estimates of mineral resources or mineral reserves because a qualified person (as defined under SEC standards) has not done sufficient work to classify the estimate as a current estimate of mineral resources or mineral reserves. See endnote re reserve and resource estimates.*

MAY 2023 INVESTOR PRESENTATION – NEWMONT TO ACQUIRE NEWCREST

NEWMONT CORPORATION 7

MAY 2023 INVESTOR PRESENTATION – NEWMONT TO ACQUIRE NEWCREST NEW MONT CORP ORATION 8 TANAMI BODDINGTON CADIA TELFER COMBINES TWO OF AUSTRALIA’S TOP GOLD PRODUCERS Leverages Newmont’s Scalable Operating Model & Combined Talent = Operation = Tier 1 Asset* *See endnotes re definition of Tier 1 asset.

MAY 2023 INVESTOR PRESENTATION – NEWMONT TO ACQUIRE NEWCREST NEW MONT CORP ORATION 9 INTEGRATING A TIER 1 GOLD MINE IN PAPUA NEW GUINEA Growth from the World-Class Wafi-Golpu Project MAY 2023 INVESTOR PRESENTATION – NEWMONT TO ACQUIRE NEWCREST LIHIR WAFI-GOLPU JV = Tier 1 Asset* *See endnotes re definition of Tier 1 asset. = Project

MAY 2023 INVESTOR PRESENTATION – NEWMONT TO ACQUIRE NEWCREST NEW MONT CORP ORATION 10 STRENGTHENS NEWMONT’S POSITION IN CANADA Building Tier 1 District in British Columbia’s Highly-Prospective Golden Triangle MAY 2023 INVESTOR PRESENTATION – NEWMONT TO ACQUIRE NEWCREST PORCUPINE ÉLÉONORE MUSSELWHITE Tier 1 District Golden Triangle GALORE CREEK JV SADDLE NORTH BRUCEJACK RED CHRIS = Operation = Tier 1 Asset* *See endnotes re definition of Tier 1 asset. = Project

MAY 2023 INVESTOR PRESENTATION – NEWMONT TO ACQUIRE NEWCREST NEW MONT CORP ORATION 11 G&A Supply Chain Full Potential $200M $500M $200M $100M See endnotes re synergies and Full Potential. PROVEN TRACK RECORD OF DELIVERING SYNERGIES $500M of Annual Synergies Expected Within 24 Months

MAY 2023 INVESTOR PRESENTATION – NEWMONT TO ACQUIRE NEWCREST NEW MONT CORP ORATION 12 DISCIPLINED CAPITAL ALLOCATION STRATEGY UNCHANGED Committed to Industry-Leading Dividend Framework BALANCED CAPITAL ALLOCATION STRATEGY MAINTAINING FINANCIAL FLEXIBILITY Sustain an Investment-Grade Balance Sheet with Strength & Flexibility INVESTING IN SUSTAINABLE PRODUCTION Reinvest in the Business to Improve Cash Margins Over the Long Term RETURNING CASH TO SHAREHOLDERS Deliver Sustainable Returns Through Industry-Leading Dividend Framework See endnotes re dividends.

TRANSACTION SUMMARY

RECOMMENDED SHARE-FOR-SHARE TRANSACTION

- Newmont to acquire all outstanding Newcrest equity at an exchange ratio of 0.400x of a Newmont share (or 0.400 Newmont CDIs) for each Newcrest share
- Newcrest to fund and pay to its shareholders a special dividend of up to USD$1.10 per Newcrest share
- Newmont and Newcrest shareholders will own ~69% and ~31% of combined entity, respectively

SUBJECT TO APPROVAL AND CUSTOMARY CONDITIONS

- Subject to shareholder approval and relevant regulatory approvals
- Transaction is expected to close in the fourth quarter of 2023

See endnotes.

MAY 2023 INVESTOR PRESENTATION – NEWMONT TO ACQUIRE NEWCREST
NEWMONT CORPORATION 13

NEWMONT & NEWCREST – A POWERFUL VALUE PROPOSITION

The New **SUSTAINABILITY STANDARD**

The Gold Sector's Recognized Sustainability Leader

Sharing industry-leading safety systems, processes and culture

Values-based organization driven by a clear purpose

Social engagement based on inclusion, transparency and integrity

Commitment to leading environmental practices and achieving climate goals

World-Class **PORTFOLIO**

10 Tier 1 Operations with Gold & Copper Exposure

Multi-decade low-cost production profile with growth options in gold and copper

Unique combination of low-risk regional production platforms in Australia and Canada

Targeting >$2B cash from portfolio optimization over next 24 months

Delivering **SYNERGIES**

Proven Track Record of Newmont Team & Operating Model

Value creation from scale, cost efficiencies, access to talent and technology

Productivity gains from technology, complementary ore body experience and functional excellence

$500M annual synergies identified from G&A, supply chain and Full Potential

Driving **CAPITAL ALLOCATION**

Committed to Leading Shareholder Returns

Disciplined capital allocation strategy – sustain, grow and deliver shareholder returns through dividend framework

Maintaining the industry's strongest balance sheet with flexibility throughout the commodity cycle

World-class global capital markets footprint and investor relevance

STRONGLY POSITIONED TO DELIVER SUBSTANTIAL SYNERGIES & PORTFOLIO OPTIMIZATION

See endnotes re the proposed Newcrest transaction, synergies, portfolio optimization, dividends and definition of Tier 1 asset.

MAY 2023 INVESTOR PRESENTATION – NEWMONT TO ACQUIRE NEWCREST
NEWMONT CORPORATION 14

MAY 2023 INVESTOR PRESENTATION – NEWMONT TO ACQUIRE NEWCREST NEW MONT CORP ORATION 15 Appendix

MAY 2023 INVESTOR PRESENTATION – NEWMONT TO ACQUIRE NEWCREST NEW MONT CORP ORATION 16 Endnotes Investors are encouraged to read the information contained in this presentation in conjunction with the most recent Form 10-Q for the quarter ended March 31, 2023 filed with the SEC on April 27, 2023. Investors are reminded that expectations regarding outlook and guidance, including future financial results, operating performance, projects, exploration, investments, capital allocation, dividends and transactions are forward looking and remain subject to risk and uncertainties. See Cautionary Statement on slide 2, the risk factors section in the Form 10-K, and the notes below. Tier 1 asset. Defined as +500k GEO’s/year consolidated, average AISC/oz in the lower half of the industry cost curve and a mine life >10 years in countries that are classified in the A and B rating ranges for each of Moody’s, S&P and Fitch. Synergies. Synergies and value creation as used in this presentation is a management estimate provided for illustrative purposes and should not be considered a GAAP or non-GAAP financial measure. Synergies represent management’s combined estimate of pre-tax synergies, supply chain efficiencies and Full Potential improvements, as a result of the integration of Newmont’s and Newcrest’s businesses that have been monetized for the purposes of the estimation. Because synergies estimates reflect differences between certain actual costs incurred and management estimates of costs that would have been incurred in the absence of the integration of Newmont’s and Newcrest’s businesses, such estimates are necessarily imprecise and are based on numerous judgments and assumptions. Synergies are “forward-looking statements” subject to risks, uncertainties and other factors which could cause actual value creation to differ from expected or past synergies. Portfolio Optimization. Portfolio optimization as used in this presentation is a management estimate provided for illustrative purposes and should not be considered a GAAP or non-GAAP financial measure. Because the enhancement to cash flow estimates the differences between certain actual cash flows and management estimates of cash flows in the absence of the integration of Newmont’s and Newcrest’s businesses, such estimates are necessarily imprecise and are based on numerous judgments and assumptions. Enhanced cash flows are “forward-looking statements” subject to risks, uncertainties and other factors which could cause enhanced cash flows to differ from expectations. Projections. Projections used in this presentation are considered “forward looking statements”. See cautionary statement above regarding forward-looking statements. Forward-looking information representing post-closing expectations is inherently uncertain. Estimates such as expected accretion, net asset value (NAV) per share, cash flow enhancement, synergies and future production are preliminary in nature. There can be no assurance that the pending transaction between Newmont and Newcrest will close or that the related forward-looking information will prove to be accurate. Full Potential. Full Potential improvement value creation is considered an operating measure provided for illustrative purposes, and should not be considered GAAP or non-GAAP financial measures. Full Potential amounts are estimates utilized by management that represent estimated cumulative incremental value realized as a result of Full Potential projects implemented and are based upon both cost savings and efficiencies that have been monetized for purposes of the estimation. Because Full Potential improvement estimates reflect differences between certain actual costs incurred and management estimates of costs that would have been incurred in the absence of the Full Potential program, such estimates are necessarily imprecise and are based on numerous judgments and assumptions. Expectations of the results of Full Potential savings, synergies or improvements are forward-looking statements and subject to risks and uncertainties. Dividend. Our future dividends have not yet been approved or declared by the Board of Directors. An annualized dividend payout level has not been declared by the Board and is non-binding. The Company’s dividend framework and expected 2023 dividend payout ranges are non-binding. Management’s expectations with respect to future dividends, annualized dividends, payout ranges or dividend yield are “forward-looking statements.” The declaration and payment of future dividends remain at the discretion of the Board of Directors and will be determined based on Newmont’s financial results, balance sheet strength, cash and liquidity requirements, future prospects, gold and commodity prices, and other factors deemed relevant by the Board. The duration, scope and impact of COIVD-19 presents additional uncertainties with respect to future dividends and no assurance is being provided that the Company will pay future dividends at the increased payment level. The Board of Directors reserves all powers related to the declaration and payment of dividends. Consequently, in determining the dividend to be declared and paid on the common stock of the Company, the Board of Directors may revise or terminate the payment level at any time without prior notice. Past Performance. Past performance metrics and figures included in this presentation are given for illustrative purposes only and should not be relied upon as (and are not) an indication of Newmont’s views on its or Newcrest’s future production, financial performance or condition or prospects (including on a consolidated basis). Investors should note that past performance of Newmont, including in relation to the past value returned to stockholders and past value creation and annual synergies, and other historical financial information cannot be relied upon as an indicator of (and provide no guidance, assurance or guarantee as to) future production or performance. Third-Party Data. This presentation may contain industry, market and competitive position data which have come from a third-party sources. Third party industry publications, studies and surveys generally state that the data contained therein have been obtained from sources believed to be reliable, but that there is no guarantee of the accuracy or completeness of such data. While Newmont believes that such information has been prepared by a reputable source, Newmont has not independently verified the data contained therein. Accordingly, undue reliance should not be placed on any of the industry, market or competitive position data contained in this presentation.

MAY 2023 INVESTOR PRESENTATION – NEWMONT TO ACQUIRE NEWCREST NEW MONT CORP ORATION 17 Endnotes Cautionary Statement Regarding Reserve and Resource Estimates: The reserves stated herein were prepared in compliance with Subpart 1300 of Regulation S-K adopted by the United States Securities and Exchanges Commission (the “SEC”) and represent the amount of gold, copper, silver, lead, zinc and molybdenum estimated, at December 31, 2022, could be economically and legally extracted or produced at the time of the reserve determination. The term “economically,” as used in this definition, means that profitable extraction or production has been established or analytically demonstrated in at a minimum, a pre-feasibility study to be viable and justifiable under reasonable investment and market assumptions. The term “legally,” as used in this definition, does not imply that all permits needed for mining and processing have been obtained or that other legal issues have been completely resolved. However, for a reserve to exist, Newmont (or our joint venture partners) must have a justifiable expectation, based on applicable laws and regulations, that issuance of permits or resolution of legal issues necessary for mining and processing at a particular deposit will be accomplished in the ordinary course and in a timeframe consistent with Newmont’s (or our joint venture partners’) current mine plans. Reserves in this presentation are aggregated from the proven and probable classes. The term “Proven reserves” used in the tables of the appendix means reserves for which (a) quantity is estimated from dimensions revealed in outcrops, trenches, workings or drill holes; (b) grade and/or quality are estimated from the results of detailed sampling; and (c) the sites for inspection, sampling and measurements are spaced so closely and the geologic character is sufficiently defined that size, shape, depth and mineral content of reserves are well established. The term “Probable reserves” means reserves for which quantity and grade are estimated from information similar to that used for Proven reserves, but the sites for sampling are farther apart or are otherwise less closely spaced. The degree of assurance, although lower than that for Proven reserves, is high enough to assume continuity between points of observation. Newmont classifies all reserves as Probable on its development projects until a year of production has confirmed all assumptions made in the reserve estimates. Proven and Probable reserves include gold, copper, silver, zinc, lead or molybdenum attributable to Newmont’s ownership or economic interest. Proven and Probable reserves were calculated using cut-off grades. The term “cutoff grade” means the lowest grade of mineralized material considered economic to process. Cut-off grades vary between deposits depending upon prevailing economic conditions, mineability of the deposit, by-products, amenability of the ore to gold, copper, silver, zinc, lead or molybdenum extraction and type of milling or leaching facilities available. Estimates of Proven and Probable reserves are subject to considerable uncertainty. Such estimates are, or will be, to a large extent, based on the prices of gold, silver, copper, zinc, lead and molybdenum and interpretations of geologic data obtained from drill holes and other exploration techniques, which data may not necessarily be indicative of future results. If our reserve estimations are required to be revised using significantly lower gold, silver, zinc, copper, lead and molybdenum prices as a result of a decrease in commodity prices, increases in operating costs, reductions in metallurgical recovery or other modifying factors, this could result in material write-downs of our investment in mining properties, goodwill and increased amortization, reclamation and closure charges. Producers use pre-feasibility and feasibility studies for undeveloped ore bodies to derive estimates of capital and operating costs based upon anticipated tonnage and grades of ore to be mined and processed, the predicted configuration of the ore body, expected recovery rates of metals from the ore, the costs of comparable facilities, the costs of operating and processing equipment and other factors. Actual operating and capital cost and economic returns on projects may differ significantly from original estimates. Further, it may take many years from the initial phases of exploration until commencement of production, during which time, the economic feasibility of production may change. Estimates of resources are subject to further exploration and development, are subject to additional risks, and no assurance can be given that they will eventually convert to future reserves. Inferred resources, in particular, have a great amount of uncertainty as to their existence and their economic and legal feasibility. Investors are cautioned not to assume that any part or all of the Inferred resource exists or is economically or legally mineable. The Company cannot be certain that any part or parts of the resource will ever be converted into reserves. In addition, if the price of gold, silver, copper, zinc, lead or molybdenum declines from recent levels, if production costs increase, grades decline, recovery rates decrease or if applicable laws and regulations are adversely changed, the indicated level of recovery may not be realized or mineral reserves or resources might not be mined or processed profitably. If we determine that certain of our mineral reserves or resources have become uneconomic, this may ultimately lead to a reduction in our aggregate reported mineral reserves and resources. Consequently, if our actual mineral reserves and resources are less than current estimates, our business, prospects, results of operations and financial position may be materially impaired. Investors are encouraged to review the Company’s Annual Report on Form 10-K filed with the SEC on February 23, 2023, which includes the “Proven and Probable Reserve" and "Measured and Indicated and Inferred Resource" tables, prepared in compliance with Subpart 1300 of Regulation S-K adopted by the SEC, as well as discussion of risks under the heading "Risk Factors", which are available at www.sec.gov or on the Company’s website at www.newmont.com.

MAY 2023 INVESTOR PRESENTATION – NEWMONT TO ACQUIRE NEWCREST NEW MONT CORP ORATION 18 Endnotes Reserve and Resource Estimates (cont.): Estimates of Proven and Probable reserves are subject to considerable uncertainty. Such estimates are, or will be, to a large extent, based on the prices of gold, silver, copper, zinc, lead and molybdenum and interpretations of geologic data obtained from drill holes and other exploration techniques, which data may not necessarily be indicative of future results. If our reserve estimations are required to be revised using significantly lower gold, silver, zinc, copper, lead and molybdenum prices as a result of a decrease in commodity prices, increases in operating costs, reductions in metallurgical recovery or other modifying factors, this could result in material write-downs of our investment in mining properties, goodwill and increased amortization, reclamation and closure charges. Producers use pre-feasibility and feasibility studies for undeveloped ore bodies to derive estimates of capital and operating costs based upon anticipated tonnage and grades of ore to be mined and processed, the predicted configuration of the ore body, expected recovery rates of metals from the ore, the costs of comparable facilities, the costs of operating and processing equipment and other factors. Actual operating and capital cost and economic returns on projects may differ significantly from original estimates. Further, it may take many years from the initial phases of exploration until commencement of production, during which time, the economic feasibility of production may change. Estimates of resources are subject to further exploration and development, are subject to additional risks, and no assurance can be given that they will eventually convert to future reserves. Inferred resources, in particular, have a great amount of uncertainty as to their existence and their economic and legal feasibility. Investors are cautioned not to assume that any part or all of the Inferred resource exists or is economically or legally mineable. The Company cannot be certain that any part or parts of the resource will ever be converted into reserves. In addition, if the price of gold, silver, copper, zinc, lead or molybdenum declines from recent levels, if production costs increase, grades decline, recovery rates decrease or if applicable laws and regulations are adversely changed, the indicated level of recovery may not be realized or mineral reserves or resources might not be mined or processed profitably. If we determine that certain of our mineral reserves or resources have become uneconomic, this may ultimately lead to a reduction in our aggregate reported mineral reserves and resources. Consequently, if our actual mineral reserves and resources are less than current estimates, our business, prospects, results of operations and financial position may be materially impaired. Investors are encouraged to review the Company’s Annual Report on Form 10-K filed with the SEC on February 23, 2023, which includes the “Proven and Probable Reserve" and "Measured and Indicated and Inferred Resource" tables, prepared in compliance with Subpart 1300 of Regulation S-K as adopted by the SEC, as well as discussion of risks under the heading "Risk Factors", which are available at www.sec.gov or on the Company’s website at www.newmont.com. Cautionary Statement Regarding the Newcrest Historical Reserves Estimates: The mineral resource and mineral reserve estimates stated herein with respect to Newcrest (the “Newcrest Historical Reserves Estimates”) were prepared to meet the reporting requirements of the Australian Securities Exchange (“ASX”) Listing Rules Chapter 5, December 2019; the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves, December 2012 (“JORC Code”), and were prepared in accordance with National Instrument 43-101 – Standards of Disclosure for Mineral Projects (“NI 43-101”) of the Canadian Securities Administrators, June 2011, Canadian Institute of Mining, Metallurgy and Petroleum Definition Standards on Mineral Resources and Mineral Reserves, May 2014 and the rules of the Toronto Stock Exchange (“TSX”). Investors should note that the requirements of the JORC Code and NI 43-101 differ from the requirements of Subpart 1300 of Regulation S-K. Reserves and resources prepared under the JORC Code and NI-43-101 are normally not permitted to be used in reports and registration statements filed with the SEC. Certain of the Newcrest Historical Reserves Estimates include inferred resources, which would not be permitted under Subpart 1300 of Regulation S-K. Inferred resources involve a great amount of uncertainty as to their existence and their economic and legal feasibility. A significant amount of exploration must be completed in order to determine whether an inferred resource may be upgraded to a higher category. US investors are cautioned not to assume that all or any part of an inferred resource exists or is economically or legally mineable. Accordingly, there is no assurance that the Newcrest Historical Reserves Estimates or any other mineral reserves or mineral resources that Newcrest may report under JORC or NI 43-101 will be the same as the mineral reserve or mineral resource estimates prepared under Subpart 1300 of Regulation S-K. The Newcrest Historical Reserves Estimates are subject to review and adjustment following closing of the pending Transaction, in accordance with Subpart 1300 of Regulation S-K adopted by the SEC, including to meet required study levels, price assumptions, for future divestments and acquisitions and other factors. No assurances can be made that all historical Newcrest mineral reserves or mineral resources will be recognized as Newmont mineral reserves or mineral resources. Under Subpart 1300 of Regulation S-K, a registrant’s disclosure of exploration results, mineral resources or mineral reserves must be based on and accurately reflect information and supporting documentation prepared by a qualified person. Newmont has not been involved in the preparation of Newcrest’s historical mining reserve or mining resource estimates. Accordingly, Newmont assumes no responsibility for such estimates. Expectations regarding future reserves and resource declarations should be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws